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                                                                    EXHIBIT 23.5



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


MegsINet, Inc.:



     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the proxy statement-prospectus.



                                              KPMG LLP



St. Louis, Missouri


April 30, 1999